EXHIBIT 10.27

                       AMENDMENT TO AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into effective as of the first day of August, 1998, by and among NATIONSBANK, N.A., as agent for the financial institutions party to the Loan Agreement (as hereafter defined) from time to time (the "Agent"), the financial institutions party to the Loan Agreement from time to time (the "Lenders"), and SUPREME INTERNATIONAL CORPORATION, a Florida corporation (the "Borrower").

                             W I T N E S S E T H :

     WHEREAS, Agent, Borrower and Lenders entered into that certain Amended and Restated Loan and Security Agreement, dated March 31, 1998 (the "Loan Agreement"), pursuant to which the Agent and the Lenders agreed to extend Revolving Credit Loans to the Borrower, and

     WHEREAS, the Borrower has requested that the Lenders increase the maximum amount of the Revolving Credit Facility and otherwise amend the Loan Agreement, and the Agent and the Lenders have agreed to do so, subject to the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

     2. The Loan Agreement is amended by deleting the existing definitions of "Borrowing Base" and "Revolving Credit Facility" from Section 1.1 and substituting the following in lieu thereof:

          "BORROWING BASE" means at any time the lesser of (a) the Revolving Credit Facility minus the Standby Letter of Credit Reserve and (b) an amount equal to the sum of:

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     (i) 85% (or such lesser percentage as the Agent may in its sole and absolute discretion determine from time to time) of the face value of Eligible Receivables due and owing at such time, PLUS

     (ii) THE LESSER OF

          (A) 90% (or such lesser percentage as the Agent may in its sole and absolute discretion determine from time to time) of the Factoring Credit Balances due and owing at such time, AND

          (B) $15,000,000.00, PLUS

     (iii) THE LESSER OF

          (A) from August 1, 1998 through November 30, 1998, 60% (or such lesser percentage as the Agent may in its sole and absolute discretion determine from time to time) of the lesser of cost (computed on a first-in-first-out basis) and fair market value of Eligible Inventory at such time, and from December 1, 1998 and thereafter, 50% (or such lesser percentage as the Agent may in its sole and absolute discretion determine from time to time) of the lesser of cost (computed on a first-in-first-out basis) and fair market value of Eligible inventory at such time, AND

          (B) $25,000,000.00, PLUS

     (iv) THE LESSER OF

          (A) the fair market value as determined by the Agent of the Borrower's Intellectual Property on which the Agent has a first priority, perfected Security Interest pursuant to the Trademark Assignment, AND

          (B) $5,000,000.00, MINUS

     (v) the Standby Letter of Credit Reserve and such other reserves as the Agent may determine from time to time in the exercise of its reasonable credit judgment.

     "REVOLVING CREDIT FACILITY" means the facility for the Revolving Credit Loans in the principal sum of up to $60,000,000 or such lesser or greater amount as shall be agreed upon from time to time in writing by the Agent, the Lenders and the Borrower.

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     3. The Loan Agreement is amended to add the following new Section 6.1(aa):

     Section 6.1 (aa) YEAR 2000 COMPLIANCE. The Borrower has (a) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower or any of its Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (b) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (c) to date, implemented that plan in accordance with that timetable. Based on the foregoing, the Borrower believes that all computer applications (including those of its suppliers, vendors and customers) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant").

     4. The Loan Agreement is amended to add the following new Section 9.10:

     Section 9.10 YEAR 2000 COMPLIANCE. The Borrower will promptly notify the Agent in the event the Borrower discovers or determines that any computer application (including those of its suppliers, vendors and customers) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 compliant (as defined in SECTION 6.1 (AA)).

     5. The Loan Agreement is amended by deleting the existing Section 11.5 and substituting the following in lieu thereof:

          Section 11.5 CAPITAL EXPENDITURES. Make or incur any Capital Expenditures, except that the Borrower may make or incur Capital Expenditures in an amount not to exceed, in the aggregate, $4,000,000.00 for the 1999 fiscal year, and $2,000,000.00 during any fiscal year thereafter.

     6. Borrower agrees to pay a fee of $12,500.00 to the Agent for the pro rata benefit of the Lenders for establishing and making available the increased Revolving Credit Facility.

     7. The Borrower hereby restates, ratifies, and reaffirms each and every term, condition, representation and warranty heretofore made by it under or in connection with the execution and delivery of the Loan Agreement as amended hereby and the other loan documents executed and/or delivered in connection herewith (the "Loan Documents") as fully as though

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such representations and warranties had been made on the date hereof and with specific reference to this Amendment and the Loan Documents.

     8. As amended hereby, the Loan Agreement shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Agent and the Lenders.

     9. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents and any other transactions contemplated hereby, including, without limitation, the fees and out-of-pocket expenses of legal counsel to the Agent.

     10. To induce the Agent and each Lender to enter into this Amendment, the Borrower hereby (i) represents and warrants that, as of the date hereof, and after giving effect to the terms hereof, there exists no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default) under the Loan Agreement or any of the Loan Documents; and (ii) acknowledges and agrees that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of the Borrower against the Agent or any Lender exists arising out of or with respect to any of the indebtedness, the Loan Agreement, or any of the other Loan Documents, or with respect to the administration or funding of the indebtedness.

     11. The Borrower agrees to take such further action as the Agent or any Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Agreement.

     12. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     13. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     14. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, other than its laws respecting choice of law.

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     IN WITNESS WHEREOF, the Borrower, the Agent and each Lender have caused this Amendment to be duly executed under seal by their authorized officers in several counterparts, all as of the date first above written.

                                BORROWER:

                                SUPREME INTERNATIONAL CORPORATION
[CORPORATE SEAL]

                                By: /s/ George Feldenkreis
                                    -------------------------------------------
                                   Name: George Feldenkreis
                                   Title: Chairman

                                LENDERS:

                                NATIONSBANK, N.A.

                                By: /s/ Stuart A. Hall
                                    -------------------------------------------
                                    Name: Stuart A. Hall
                                    Title: VICE PRESIDENT

                    Address:    600 Peachtree Street, N.E.
                                13 Plaza
                                Atlanta, Georgia 30308
                                Attn.: Business Credit
                                Facsimile No.: 404-607-6439

                                SUNTRUST BANK, MIAMI, N.A.

                                By: /s/ M. M. Perdomo
                                    -------------------------------------------
                                    Name: M. M. Perdomo
                                    Title: SVP

                    Address:    MC1042
                                777 Brickell Avenue
                                Miami, Florida 33131-2803
                                Attn.: Manuel Perdomo
                                Facsimile No.: 305-577-5017

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                                SOUTHTRUST BANK, NATIONAL
                                ASSOCIATION

                                By: /s/ Steven W. Davis
                                    -------------------------------------------
                                    Name: Steven W. Davis
                                    Title: VP

                    Address:    420 N. 20th Street, 9th Floor
                                Birmingham, Alabama 35203
                                Attn.: Steven W. Davis
                                Facsimile No.: 205-254-4240


                                FIRST UNION NATIONAL BANK

                                By: /s/ Lloyd Kossally
                                    -------------------------------------------
                                    Name: Lloyd Kossally
                                    Title: SR. VICE PRESIDENT

                    Address:    FL6011
                                200 Biscayne Boulevard
                                Miami, Florida 33131
                                Attn.: Charles Klenk
                                Facsimile No.: 305-789-4902


                                HAMILTON BANK, N.A.

                                By: Vanessa Bryscis
                                    -------------------------------------------
                                    Name: Vanessa Bryscis
                                    Title: VICE PRESIDENT

                    Address:    3150 N.W. 57th Avenue
                                Miami, FL 33178
                                Attn.: Vanessa Bryscis
                                Facsimile No.: 305 594 9816
                                Phone: 305 717 5682

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                                AGENT:

                                NATIONSBANK, N.A.

                                By: /s/ Stuart A. Hall
                                    -------------------------------------------
                                    Name: Stuart A. Hall
                                    Title: VICE PRESIDENT

                    Address:    600 Peachtree Street, N.E.
                                13 Plaza
                                Atlanta, Georgia 30308
                                Attn.: Business Credit
                                Facsimile No.: 404-607-6439